UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: July 1, 2009— June 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Value Fund*

Annual report 6|30|10

*Prior to January 1, 2010, this fund was known as Putnam International Growth and Income Fund.

A world of investing.™

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Annual report
6 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Federal tax information	46

Shareholder meeting results	47

About the Trustees	48

Officers	50

Message from the Trustees

Dear Fellow Shareholder:

A number of developments weighed on U.S. and global markets in the second quarter. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility.

Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish. Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by the research of Putnam analysts based in Boston, London, and Singapore. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The use of derivatives involves special risks and may result in losses.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Quality The manager considers high-quality characteristics such as solid management and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targets those companies believed to offer attractive and sustainable cash flow.

Developments and events that have affected international markets

Performance snapshot

Annualized total return (%) comparison as of 6/30/10

The fund — class A shares before sales charge
Putnam International Value Fund (PNGAX)
Fund's benchmark
S&P Developed Ex-U.S. LargeMidCap Value Index
Fund's Lipper peer group average
International Large-Cap Value Funds
4.58
5.45
5.06
LIFE OF FUND
(since 8/1/96)
3.06
1.57
10 YEARS
–0.38
2.58
5 YEARS
–1.85
–0.34
3 YEARS
–18.06
–12.21
–15.25
8.24
3.08
3.55
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to certain redemptions or exchanges. To obtain the most recent month-end performance, visit putnam.com.

Interview with your
fund’s portfolio manager

Darren Jaroch

Darren, how did the fund perform for the year ended June 30, 2010?

Putnam International Value Fund class A shares returned 3.08%, trailing both the fund’s benchmark, the S&P Developed Ex-U.S. LargeMidCap Value Index, which rose 8.24%, and the average return of its peer group, Lipper International Large-Cap Value Funds, which finished at 3.55%.

Why did the fund trail its benchmark and peer group during the period?

I took over as manager of the fund on December 31, 2009, but I do know that the fund was very defensively positioned going into the rally that began in March 2009. As this period began, the fund was being repositioned to benefit from the cyclical rally that had taken hold. However, the portfolio was still too defensive during the early months of the period, which hurt performance in a strongly advancing market.

During this repositioning, the previous manager added stocks of higher-quality companies trading at depressed valuations that she believed would be able to generate sustainable earnings even in a challenging economic environment. In general, however, the stocks that performed the best during 2009 were those that had declined the most during 2008. To a great extent, these were stocks of financially weak companies that had been sold off aggressively during the liquidity crisis. So, while we were investing in what we believed were fundamentally sound companies, investors as a group were less focused on fundamentals and essentially snapped up shares of the most beaten-down equities and held them as the market’s momentum drove their prices steadily higher.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

As 2009 wore on, the previous manager increased the fund’s exposure to early cyclical sectors, such as consumer discretionary and information technology, which rallied sharply as investors anticipated the end of the recession. As a result, the fund’s performance improved dramatically until April, when the market corrected amid a confluence of negative macro-events and rising risk aversion. As the market declined during the final months of the period, our consumer discretionary holdings fell sharply.

Our currency positioning also detracted from results. The fund was underweight in Europe, which, by itself, was positive. But the fund’s hedging strategy involved having euro exposure equivalent to that of the benchmark. Given the extreme weakness of the euro during this period, this positioning hampered relative returns.

Which holdings were the primary detractors?

From a sector perspective, stock selection in consumer-facing categories was the biggest detractor. In consumer discretionary, a large underweight position in automotive manufacturer Daimler hurt relative performance. Daimler extricated itself from its merger with loss-making Chrysler just as the market’s cyclical upturn was taking hold. As a result, Daimler reorganized its operations at the optimal time and benefited from renewed investor interest as its production volume improved.

In consumer staples, overweight exposure to Lawson, which is the second-largest convenience store operator in Japan, dampened results as investors shifted away from more-defensive retailers to those that were more cyclically exposed. Lawson’s stock offers a very substantial dividend and performed better early in the period when global economies were just beginning to emerge from the recession.

Direct exposure to some of the peripheral European economies, via small positions in several financial institutions, also held back performance. National Bank of Greece and insurance and banking company Irish Life & Permanent both underperformed. At

Global composition as of 6/30/10

The top 10 country allocations represent 79.2% of the fund’s net assets. The remaining balance of the fund’s portfolio is invested in 17 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

“I believe there are enormous oppor-
  tunities for value investors in the
  current market environment.”

Darren Jaroch

the beginning of 2010, stocks such as these looked cheap and attractive from a risk/ reward perspective. However, concerns about increasing sovereign debt among a handful of smaller European economies, most notably Greece, precipitated anxiety about the euro and the potential negative impact of this debt on larger European economies. In an attempt to avoid this outcome, a nearly $1 trillion financial package was announced in May to provide a “backstop” for European sovereign debt, with support from the International Monetary Fund, the European Union, and various Eurozone governments.

Which stocks helped versus the benchmark?

Stock selection in financials helped performance the most. Specifically, our investment in Belgium-based commercial bank KBC Groep was a top contributor. Like many other financial firms in early 2009, we believed KBC had been essentially priced for bankruptcy. Under more normal circumstances, KBC had been a powerful, well-run European regional bank, and we thought the possibility of the firm collapsing was highly unlikely. On top of that, the company stood to benefit from the huge amount of stimulus that governments were pumping into the financial system. The company did benefit, and the stock climbed to the point where we felt compelled to sell out of it to lock in profits and pursue other opportunities.

A key part of my strategy in financials was to hold a substantial amount of stable, high-dividend, “classic value” companies. Perhaps the best example of a contributor that fits this profile was Zurich Financial Services. The company has a very strong balance sheet, substantial capital, and a relatively high dividend backed by its ability to generate large amounts of cash. Zurich is a good illustration of a defensive holding that did not perform well in 2009, but did extremely well in the more risk-averse environment of 2010.

Top 10 equity holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

HSBC Holdings PLC (London Exchange) (3.3%)	United Kingdom	Financials/Banking
Novartis AG (2.4%)	Switzerland	Health care/Pharmaceuticals
Royal Dutch Shell PLC Class B (2.4%)	United Kingdom	Energy/Oil and gas
Barclays PLC (1.9%)	United Kingdom	Financials/Banking
Toronto-Dominion Bank (1.9%)	Canada	Financials/Banking
Zurich Financial Services AG (1.8%)	Switzerland	Financials/Insurance
Banco Santander Central Hispano SA (1.8%)	Spain	Financials/Banking
Roche Holding AG (1.6%)	Switzerland	Health care/Pharmaceuticals
Nissan Motor Co., Ltd. (1.6%)	Japan	Consumer cyclicals/Automotive
Singapore Airlines, Ltd. (1.4%)	Singapore	Transportation/Airlines

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/10. Short-term holdings are excluded. Holdings will vary over time.

Underweighting large Japanese financial companies also aided returns. Japanese banks had the worst of all worlds: weak capital positions and essentially no growth. The group was hurt when many banks chose to position themselves for new global capital-ratio standards by raising equity through secondary stock offerings. However, because of the liquidity crisis and now the European sovereign debt situation, these new standards have been delayed. Once stricter capital standards are approved, Japanese banks likely will benefit. As a result, I increased the fund’s exposure to this group later in the period.

Lastly, on a relative basis, integrated oil giant BP was among the top contributors, specifically because of my decision to reduce the fund’s exposure to the company just before the disaster hit in the Gulf of Mexico. BP was a significant component in the fund’s benchmark, and early in the period, was the fund’s largest energy holding. However, I felt that the stock’s valuation and performance relative to other big oil companies had become less compelling, so I trimmed the position to a modest underweight two days before the Gulf spill started. Clearly, the timing was fortuitous as the stock plummeted from late April through the end of the period.

What is your outlook for international equity markets in the coming months, and how do you plan to position the fund?

I believe there are enormous opportunities for value investors in the current market environment. There has been a healthy pullback in equities, and in our view, a double-dip U.S. recession is unlikely since the economy is continuing to grow, albeit at a moderating pace. During 2010, I shifted the fund away from consumer discretionary and consumer staples stocks in favor of later-cycle sectors, such as health care and energy, and I’m continuing to find attractive investments in those sectors.

Last year, companies cut costs dramatically, and their margins expanded as a result. We’re looking for attractively valued stocks of companies that have translated this lower cost structure into high operating leverage, meaning that they have more fixed costs and fewer variable costs. Companies with high operating leverage make more money from each additional sale without increasing their

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

costs to produce more sales. So, when business picks up, each new sale contributes more to the company’s bottom line. We’re finding these types of investment opportunities in emerging Asia, particularly China. And because of the sharp market correction in China, stocks that were never cheap in the past have fallen into our value universe.

Valuations in Europe are also compelling. At period-end, we were evaluating specific investments in financial institutions and late-cycle industrials. In our view, the fear surrounding European financial institutions likely will be allayed once the results of the stress tests on many of Europe’s largest banks are released, and when current debt-reduction efforts begin to show tangible results.

Thanks for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

The International Monetary Fund (IMF) recently boosted its forecast for global growth this year to 4.6%, up from the 4.2% rate it projected in April. The world’s economy grew strongly during the first half of 2010, propelled by rapid growth in Asia, including 11% GDP growth in China. Western economies maintained a modest, but steady recovery. Despite the positive trend, the IMF warned that risks to further growth have increased amid setbacks toward global financial stability. Government debt loads in Europe — notably in Greece, Portugal, and Spain — were particularly troublesome, in the agency’s view.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.58%	4.13%	3.79%	3.79%	3.82%	3.82%	4.06%	3.79%	4.32%	4.79%

10 years	–3.76	–9.29	–10.74	–10.74	–10.47	–10.47	–8.41	–11.60	–6.08	–1.01
Annual average	–0.38	–0.97	–1.13	–1.13	–1.10	–1.10	–0.87	–1.23	–0.63	–0.10

5 years	–8.90	–14.12	–12.23	–13.58	–12.16	–12.16	–11.01	–14.11	–9.93	–7.57
Annual average	–1.85	–3.00	–2.58	–2.88	–2.56	–2.56	–2.31	–3.00	–2.07	–1.56

3 years	–44.99	–48.15	–46.22	–47.59	–46.16	–46.16	–45.74	–47.65	–45.37	–44.51
Annual average	–18.06	–19.66	–18.68	–19.37	–18.65	–18.65	–18.44	–19.41	–18.25	–17.83

1 year	3.08	–2.87	2.37	–2.63	2.36	1.36	2.60	–1.01	2.80	3.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to certain redemptions or exchanges.

Comparative index returns For periods ended 6/30/10

	S&P Developed Ex-U.S.	Lipper International Large-Cap Value
	LargeMidCap Value Index	Funds category average*

Annual average (life of fund)	5.45%	5.06%

10 years	35.20	20.37
Annual average	3.06	1.57

5 years	13.58	–1.38
Annual average	2.58	–0.34

3 years	–32.34	–38.93
Annual average	–12.21	–15.25

1 year	8.24	3.55

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/10, there were 123, 103, 74, 43, and 23 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $8,926 and $8,953, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $8,840 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,392 and $9,899, respectively.

Fund price and distribution information For the 12-month period ended 6/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.031		—	—	—		$0.014	$0.053

Capital gains	—		—	—	—		—	—

Total	$0.031		—	—	—		$0.014	$0.053

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/09	$7.67	$8.14	$7.59	$7.63	$7.68	$7.96	$7.58	$7.69

6/30/10	7.88	8.36	7.77	7.81	7.88	8.17	7.78	7.91

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 6/30/09*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Total annual operating expenses for the fiscal year
ended 6/30/09**	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Annualized expense ratio for the six-month period
ended 6/30/10†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

** Reflects projected expenses based on a new expense arrangement and the fund’s 6/30/09 asset level.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Value Fund from January 1, 2010, to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.02	$9.43	$9.43	$8.30	$7.16	$4.89

Ending value (after expenses)	$839.20	$836.40	$837.10	$838.30	$838.40	$841.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2010, use the following calculation method. To find the value of your investment on January 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.61	$10.34	$10.34	$9.10	$7.85	$5.36

Ending value (after expenses)	$1,018.25	$1,014.53	$1,014.53	$1,015.77	$1,017.01	$1,019.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P Developed Ex-U.S. LargeMidCap Value Index is an unmanaged index of mostly large-and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 3rd percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	72nd

Three-year period	79th

Five-year period	81st

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 132, 105 and 77 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including that in January 2010, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2010, Putnam employees had approximately $302,000,000 and the Trustees had approximately $56,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Putnam Funds Trust and Shareholders of Putnam International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Value Fund (the “fund”), formerly the Putnam International Growth and Income Fund, at June 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2010

The fund’s portfolio 6/30/10

COMMON STOCKS (98.5%)*	Shares	Value

Airlines (1.4%)
Singapore Airlines, Ltd. (Singapore)	353,540	$3,666,971

		3,666,971
Automotive (3.5%)
Fiat SpA (Italy)	126,916	1,307,687

Nissan Motor Co., Ltd. (Japan) †	615,700	4,264,309

Porsche Automobil Holding SE (Preference) (Germany)	20,851	890,512

Valeo SA (France) †	67,420	1,818,319

Volkswagen AG (Preference) (Germany)	9,747	854,309

		9,135,136
Banking (20.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	158,775	2,860,507

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	102,457	1,058,206

Banco do Brasil SA (Brazil)	158,200	2,167,003

Banco Santander Central Hispano SA (Spain)	444,843	4,679,755

Barclays PLC (United Kingdom)	1,243,548	4,935,518

BNP Paribas SA (France)	63,845	3,412,869

China Construction Bank Corp. (China)	2,452,000	1,973,120

DBS Group Holdings, Ltd. (Singapore)	345,000	3,348,782

DnB NOR ASA (Norway)	296,732	2,859,079

HSBC Holdings PLC (London Exchange) (United Kingdom)	934,969	8,539,172

Mitsubishi UFJ Financial Group, Inc. (Japan)	281,500	1,274,931

National Australia Bank, Ltd. (Australia)	61,890	1,199,741

National Bank of Canada (Canada) S	62,320	3,192,365

National Bank of Greece SA (Greece) †	64,262	701,012

Royal Bank of Canada (Canada)	39,779	1,897,357

Shinhan Financial Group Co., Ltd. (South Korea)	50,840	1,872,369

Societe Generale (France)	28,572	1,163,603

Sumitomo Mitsui Financial Group, Inc. (Japan)	75,300	2,123,849

Toronto-Dominion Bank (Canada)	74,390	4,827,529

		54,086,767
Beverage (1.2%)
Anheuser-Busch InBev NV (Belgium)	27,925	1,342,885

Britvic PLC (United Kingdom)	244,918	1,733,000

		3,075,885
Biotechnology (0.2%)
Sinovac Biotech, Ltd. (China) †	108,842	503,938

		503,938
Broadcasting (1.3%)
Gestevision Telecinco SA (Spain)	87,329	775,786

Mediaset SpA (Italy)	448,940	2,559,064

		3,334,850
Cable television (0.6%)
Kabel Deutschland Holding AG (Germany) †	57,164	1,623,732

		1,623,732
Chemicals (2.2%)
Agrium, Inc. (Canada)	20,959	1,025,324

BASF SE (Germany)	33,926	1,853,006

Lanxess AG (Germany)	34,450	1,453,548

Nitto Denko Corp. (Japan)	46,600	1,519,025

		5,850,903

COMMON STOCKS (98.5%)* cont.	Shares	Value

Commercial and consumer services (1.6%)
Kloeckner & Co., AG (Germany) †	71,973	$1,260,410

LG Corp. (South Korea)	53,862	2,888,648

		4,149,058
Computers (1.4%)
Fujitsu, Ltd. (Japan)	581,000	3,646,775

		3,646,775
Conglomerates (3.4%)
Mitsui & Co., Ltd. (Japan)	253,000	2,971,699

Noble Group, Ltd. (Hong Kong)	1,360,818	1,644,941

Tyco International, Ltd.	93,930	3,309,154

Vivendi SA (France)	51,018	1,033,319

		8,959,113
Construction (0.8%)
HeidelbergCement AG (Germany)	41,028	1,956,422

		1,956,422
Consumer goods (1.5%)
Henkel AG & Co. KGaA (Germany)	36,811	1,792,827

Reckitt Benckiser Group PLC (United Kingdom)	45,115	2,089,171

		3,881,998
Electric utilities (2.1%)
Atco, Ltd. Class I (Canada)	44,400	1,989,949

CEZ AS (Czech Republic)	58,826	2,419,935

Fortum OYJ (Finland)	48,236	1,063,092

		5,472,976
Electrical equipment (1.8%)
LS Corp. (South Korea)	14,525	1,044,695

Mitsubishi Electric Corp. (Japan)	317,000	2,466,852

Prysmian SpA (Italy)	80,368	1,155,856

		4,667,403
Electronics (2.2%)
Compal Electronics, Inc. (Taiwan)	1,634,000	1,948,096

Epistar Corp. 144A GDR (Taiwan) F	20,522	268,249

Garmin, Ltd.	40,800	1,190,544

Venture Corp., Ltd. (Singapore)	385,000	2,445,052

		5,851,941
Engineering and construction (0.8%)
Vinci SA (France)	50,157	2,067,732

		2,067,732
Financial (1.3%)
Irish Life & Permanent PLC (Ireland) †	195,004	357,992

ORIX Corp. (Japan)	28,710	2,083,401

Woori Finance Holdings Co., Ltd. (South Korea)	85,440	1,006,341

		3,447,734
Food (2.4%)
Kerry Group PLC Class A (Ireland)	97,998	2,717,730

Toyo Suisan Kaisha, Ltd. (Japan)	149,000	3,542,730

		6,260,460
Insurance (6.4%)
ACE, Ltd.	52,686	2,712,275

Allianz SE (Germany)	14,490	1,440,453

AXA SA (France)	236,510	3,590,990

China Pacific Insurance Group Co., Ltd. (China) †	118,600	467,545

ING Groep NV (Netherlands) †	186,818	1,388,615

COMMON STOCKS (98.5%)* cont.	Shares	Value

Insurance cont.
Prudential PLC (United Kingdom)	311,441	$2,336,862

Zurich Financial Services AG (Switzerland)	21,605	4,743,855

		16,680,595
Investment banking/Brokerage (0.5%)
Credit Suisse Group (Switzerland)	32,944	1,238,504

		1,238,504
Lodging/Tourism (0.7%)
TUI Travel PLC (United Kingdom)	574,587	1,784,414

		1,784,414
Machinery (0.4%)
Lonking Holdings, Ltd. (China)	1,459,000	966,603

		966,603
Media (0.7%)
WPP PLC (United Kingdom)	192,080	1,808,272

		1,808,272
Metals (3.1%)
ArcelorMittal (Luxembourg)	94,288	2,510,563

Eurasian Natural Resources Corp. (United Kingdom)	29,522	375,928

Rio Tinto PLC (United Kingdom)	44,041	1,929,354

Teck Resources, Ltd. Class B (Canada) †	59,000	1,747,326

Xstrata PLC (United Kingdom)	124,554	1,633,627

		8,196,798
Natural gas utilities (2.1%)
Centrica PLC (United Kingdom)	448,234	1,976,031

GDF Suez (France)	49,514	1,402,483

Tokyo Gas Co., Ltd. (Japan)	466,000	2,128,568

		5,507,082
Office equipment and supplies (1.1%)
Canon, Inc. (Japan)	77,700	2,894,277

		2,894,277
Oil and gas (8.2%)
BP PLC (United Kingdom)	704,841	3,388,893

Nexen, Inc. (Canada)	151,515	2,984,829

Petroleo Brasileiro SA ADR (Brazil)	79,800	2,738,736

Royal Dutch Shell PLC Class B (United Kingdom)	256,675	6,221,305

StatoilHydro ASA (Norway)	101,582	1,961,824

Technip SA (France)	11,968	682,214

Total SA (France)	74,364	3,313,321

		21,291,122
Pharmaceuticals (6.6%)
Astellas Pharma, Inc. (Japan)	76,400	2,552,701

Fujirebio, Inc. (Japan)	96,500	2,888,389

Novartis AG (Switzerland)	131,003	6,357,569

Roche Holding AG (Switzerland)	31,318	4,301,898

UCB SA (Belgium)	37,891	1,188,452

		17,289,009
Photography/Imaging (0.4%)
Altek Corp. (Taiwan)	813,000	1,046,217

		1,046,217
Real estate (2.5%)
Brookfield Properties Corp. R	165,508	2,327,809

Dexus Property Group (Australia)	1,297,177	838,165

COMMON STOCKS (98.5%)* cont.	Shares	Value

Real estate cont.
Japan Retail Fund Investment Corp. (Japan) R	1,744	$2,118,413

Soho China, Ltd. (China)	2,067,500	1,196,408

		6,480,795
Retail (1.3%)
Grupo Comercial Chedraui SA de CV (Mexico) †	146,741	389,708

Next PLC (United Kingdom)	61,690	1,827,558

PPR SA (France)	9,504	1,174,174

		3,391,440
Semiconductor (1.0%)
Tokyo Electron, Ltd. (Japan)	45,900	2,476,524

		2,476,524
Shipping (0.6%)
DP World, Ltd. (United Arab Emirates)	3,703,577	1,629,574

		1,629,574
Software (1.0%)
Longtop Financial Technologies Ltd. ADR (Hong Kong) † S	81,437	2,638,559

		2,638,559
Telecommunications (5.2%)
BCE, Inc. (Canada) S	116,300	3,398,352

France Telecom SA (France)	108,643	1,876,878

KT Corp. (South Korea)	66,290	2,437,001

Tele2 AB Class B (Sweden)	107,659	1,612,103

Telecity Group PLC (United Kingdom) †	314,111	1,872,939

Vodafone Group PLC (United Kingdom)	1,105,056	2,292,449

		13,489,722
Telephone (1.2%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	75,800	3,092,041

		3,092,041
Tobacco (1.0%)
Japan Tobacco, Inc. (Japan)	865	2,686,715

		2,686,715
Transportation services (1.7%)
ComfortDelgro Corp., Ltd. (Singapore)	1,584,000	1,642,418

Deutsche Post AG (Germany)	123,687	1,796,269

TNT NV (Netherlands)	40,794	1,029,360

		4,468,047
Trucks and parts (1.5%)
Aisin Seiki Co., Ltd. (Japan)	93,100	2,513,012

Toyoda Gosei Co., Ltd. (Japan)	55,200	1,366,738

		3,879,750
Water Utilities (0.9%)
Guangdong Investment, Ltd. (China)	4,984,000	2,341,979

		2,341,979
Total common stocks (cost $262,400,850)		$256,917,833

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value

U.S. Treasury Notes 4.5s, May 15, 2038 [i]	$480,000	$528,754

U.S. Treasury Notes 4.75s, May 31, 2012 [i]	116,000	125,715

Total U.S. treasury obligations (cost $654,469)		$654,469

SHORT-TERM INVESTMENTS (3.3%)*	Principal amount	Value

Short-term investments held as collateral for loaned securities with yields ranging from 0.01% to 0.10% and a due date
of July 1, 2010 [d]	$6,692,203	$6,692,200

SSgA Prime Money Market Fund 0.12% [i,p]	150,000	150,000

U.S. Treasury Bills for an effective yield of 0.36%, November 18, 2010##	1,275,000	1,272,192

U.S. Treasury Bills for an effective yield of 0.23%, December 16, 2010	121,000	120,850

U.S. Treasury Bills with effective yields ranging from 0.21% to 0.30%,
March 10, 2011 ##	290,000	289,552

Total short-term investments (cost $8,525,056)		$8,524,794

TOTAL INVESTMENTS

Total investments (cost $271,580,375)		$266,097,096

Key to holding’s abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2009 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $260,939,296.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

p The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $967,130 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United Kingdom	18.8%	Hong Kong	1.9%

France	17.3	Norway	1.9

Canada	8.3	Taiwan	1.7

Switzerland	8.1	Ireland	1.3

Germany	6.4	Belgium	1.2

Singapore	5.8	Czech Republic	1.0

South Korea	4.3	Luxembourg	1.0

United States	4.3	Netherlands	0.9

China	3.6	United Arab Emirates	0.9

Spain	2.9	Finland	0.6

Italy	2.5	Sweden	0.6

Australia	1.9	Other	0.9

Brazil	1.9	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/10 (aggregate face value $103,201,382)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)
Australian Dollar	$19,877,219	$19,652,752	7/21/10	$224,467

British Pound	14,543,084	14,245,182	7/21/10	297,902

Canadian Dollar	5,895,860	5,999,789	7/21/10	(103,929)

Danish Krone	2,881,113	2,867,777	7/21/10	13,336

Euro	22,041,246	22,135,807	7/21/10	(94,561)

Hong Kong Dollar	1,268,832	1,266,524	7/21/10	2,308

Japanese Yen	19,156,455	18,385,769	7/21/10	770,686

Norwegian Krone	5,378,606	5,387,387	7/21/10	(8,781)

Swedish Krona	8,916,713	8,829,155	7/21/10	87,558

Swiss Franc	4,739,139	4,431,240	7/21/10	307,899

Total				$1,496,885

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/10 (aggregate face value $83,165,017)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$7,112,641	$6,997,795	7/21/10	$(114,846)

British Pound	14,349,687	14,054,976	7/21/10	(294,711)

Canadian Dollar	2,727,715	2,784,307	7/21/10	56,592

Euro	20,489,609	20,576,709	7/21/10	87,100

Hong Kong Dollar	732,591	731,268	7/21/10	(1,323)

Japanese Yen	16,412,942	15,702,383	7/21/10	(710,559)

Norwegian Krone	7,995,539	7,997,977	7/21/10	2,438

Singapore Dollar	8,251,460	8,149,243	7/21/10	(102,217)

Swedish Krona	3,611,197	3,576,812	7/21/10	(34,385)

Swiss Franc	2,772,690	2,593,547	7/21/10	(179,143)

Total				$(1,291,054)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,772,650	$13,231,473	$—

Capital goods	—	14,475,765	—

Communication services	3,398,352	14,807,143	—

Conglomerates	3,309,154	5,649,959	—

Consumer cyclicals	389,708	23,213,462	—

Consumer staples	—	15,905,058	—

Energy	5,723,565	15,567,557	—

Financial	17,124,338	64,810,057	—

Health care	503,938	17,289,009	—

Technology	3,829,103	11,562,664	268,249

Transportation	1,629,574	8,135,018	—

Utilities and power	1,989,949	11,332,088	—

Total common stocks	40,670,331	215,979,253	268,249
U.S. Treasury Obligations	—	654,469	—
Short-term investments	150,000	8,374,794	—

Totals by level	$40,820,331	$225,008,516	$268,249

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$1,496,885	$—

Forward currency contracts to sell	—	(1,291,054)	—

Totals by level	$—	$205,831	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/10

ASSETS

Investment in securities, at value, including $6,390,635 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $271,580,375)	$266,097,096

Foreign currency (cost $1,860,813) (Note 1)	1,859,958

Dividends, interest and other receivables	1,012,704

Receivable for shares of the fund sold	95,932

Receivable for investments sold	5,270,198

Foreign Tax reclaim	491,570

Unrealized appreciation on forward currency contracts (Note 1)	1,923,481

Total assets	276,750,939

LIABILITIES

Payable to custodian (Note 2)	1,097,738

Payable for investments purchased	4,286,639

Payable for shares of the fund repurchased	552,772

Payable for compensation of Manager (Note 2)	158,127

Payable for investor servicing fees (Note 2)	76,997

Payable for custodian fees (Note 2)	31,647

Payable for Trustee compensation and expenses (Note 2)	123,392

Payable for administrative services (Note 2)	891

Payable for distribution fees (Note 2)	187,866

Collateral on securities loaned, at value (Note 1)	6,692,200

Collateral on certain derivative contracts, at value (Note 1)	804,469

Unrealized depreciation on forward currency contracts (Note 1)	1,717,650

Other accrued expenses	81,255

Total liabilities	15,811,643

Net assets	$260,939,296

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$607,616,796

Undistributed net investment income (Note 1)	3,268,936

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(344,666,741)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,279,695)

Total — Representing net assets applicable to capital shares outstanding	$260,939,296

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($222,113,707 divided by 28,169,713 shares)	$7.88

Offering price per class A share (100/94.25 of $7.88)*	$8.36

Net asset value and offering price per class B share ($17,728,282 divided by 2,281,215 shares)**	$7.77

Net asset value and offering price per class C share ($10,352,021 divided by 1,326,258 shares)**	$7.81

Net asset value and redemption price per class M share ($4,648,386 divided by 590,049 shares)	$7.88

Offering price per class M share (100/96.50 of $7.88)*	$8.17

Net asset value, offering price and redemption price per class R share
($1,928,405 divided by 247,809 shares)	$7.78

Net asset value, offering price and redemption price per class Y share
($4,168,495 divided by 527,193 shares)	$7.91

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/10

INVESTMENT INCOME

Dividends (net of foreign tax of $906,430)	$10,974,646

Interest (including interest income of $7,109 from investments in affiliated issuers) (Note 6)	11,553

Securities lending	281,715

Total investment income	11,267,914

EXPENSES

Compensation of Manager (Note 2)	2,616,032

Investor servicing fees (Note 2)	1,311,018

Custodian fees (Note 2)	91,465

Trustee compensation and expenses (Note 2)	27,654

Administrative services (Note 2)	15,869

Distribution fees — Class A (Note 2)	708,462

Distribution fees — Class B (Note 2)	259,760

Distribution fees — Class C (Note 2)	133,849

Distribution fees — Class M (Note 2)	43,756

Distribution fees — Class R (Note 2)	11,047

Other	377,158

Fees waived and reimbursed by Manager (Note 2)	(218,867)

Total expenses	5,377,203

Expense reduction (Note 2)	(27,925)

Net expenses	5,349,278

Net investment income	5,918,636

Net realized gain on investments (Notes 1 and 3)	21,839,175

Net realized gain on futures contracts (Note 1)	148,746

Net realized loss on foreign currency transactions (Note 1)	(1,942,053)

Net realized gain on written options (Notes 1 and 3)	248,064

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,113,866

Net unrealized depreciation of investments, futures, options,
and receivable purchase agreements during the year	(2,614,244)

Net gain on investments	18,793,554

Net increase in net assets resulting from operations	$24,712,190

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 6/30/10	Year ended 6/30/09

Operations:
Net investment income	$5,918,636	$10,023,460

Net realized gain (loss) on investments
and foreign currency transactions	20,293,932	(349,957,193)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(1,500,378)	(7,067,136)

Net increase (decrease) in net assets resulting from operations	24,712,190	(347,000,869)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(979,318)	(5,593,426)

Class C	—	(39,636)

Class M	—	(37,100)

Class R	(3,524)	(26,979)

Class Y	(30,465)	(643,390)

From return of capital
Class A	—	(74,434)

Class C	—	(527)

Class M	—	(494)

Class R	—	(359)

Class Y	—	(8,562)

Increase in capital from settlement payments	356,756	1,174,272

Redemption fees (Note 1)	4,261	24,346

Decrease from capital share transactions (Note 4)	(114,529,466)	(238,603,345)

Total decrease in net assets	(90,469,566)	(590,830,503)

NET ASSETS

Beginning of year	351,408,862	942,239,365

End of year (including undistributed net investment income
of $3,268,936 and $925,231, respectively)	$260,939,296	$351,408,862

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized
			and											Ratio	Ratio of net
	Net asset	Net	unrealized			From net								of expenses	investment
	value,	investment	gain	Total from	From net	realized	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	(loss) on	investment	investment	gain on	return	Total	Redemption	reimburse-	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	of capital	distributions	fees [b]	ments	period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	turnover (%)

Class A
June 30, 2010	$7.67	.16	.07	.23	(.03)	—	—	(.03)	—	.01 [g]	$7.88	3.08	$222,114	1.47	1.81	87.09
June 30, 2009	12.54	.18	(4.96)	(4.78)	(.12)	—	— [b]	(.12)	—	.03 [h,i]	7.67	(37.76)	271,778	1.34	2.11	91.69
June 30, 2008	17.36	.26	(2.51)	(2.25)	(.35)	(2.22)	—	(2.57)	—	—	12.54	(14.26)	751,388	1.30	1.72	64.84
June 30, 2007	14.80	.22	3.90	4.12	(.43)	(1.13)	—	(1.56)	—	—	17.36	29.14	914,680	1.34	1.37	105.32
June 30, 2006	11.68	.24 [f]	3.04	3.28	(.16)	—	—	(.16)	—	—	14.80	28.23	623,921	1.39 [f]	1.76 [f]	94.24

Class B
June 30, 2010	$7.59	.09	.08	.17	—	—	—	—	—	.01 [g]	$7.77	2.37	$17,728	2.22	1.00	87.09
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	—	—	.03 [h,i]	7.59	(38.24)	27,912	2.09	1.30	91.69
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	—	(2.42)	—	—	12.29	(14.93)	94,624	2.05	.77	64.84
June 30, 2007	14.53	.08	3.85	3.93	(.30)	(1.13)	—	(1.43)	—	—	17.03	28.19	177,599	2.09	.51	105.32
June 30, 2006	11.45	.10 [f]	3.02	3.12	(.04)	—	—	(.04)	—	—	14.53	27.31	178,818	2.14 [f]	.75 [f]	94.24

Class C
June 30, 2010	$7.63	.09	.08	.17	—	—	—	—	—	.01 [g]	$7.81	2.36	$10,352	2.22	1.06	87.09
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	—	— [b]	(.02)	—	.03 [h,i]	7.63	(38.16)	13,116	2.09	1.37	91.69
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	—	(2.44)	—	—	12.37	(14.93)	34,789	2.05	.90	64.84
June 30, 2007	14.65	.09	3.87	3.96	(.33)	(1.13)	—	(1.46)	—	—	17.15	28.17	48,366	2.09	.60	105.32
June 30, 2006	11.57	.13 [f]	3.02	3.15	(.07)	—	—	(.07)	—	—	14.65	27.29	34,943	2.14 [f]	.96 [f]	94.24

Class M
June 30, 2010	$7.68	.12	.07	.19	—	—	—	—	—	.01 [g]	$7.88	2.60	$4,648	1.97	1.32	87.09
June 30, 2009	12.47	.13	(4.91)	(4.78)	(.04)	—	— [b]	(.04)	—	.03 [h,i]	7.68	(38.06)	5,525	1.84	1.59	91.69
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26)	(2.22)	—	(2.48)	—	—	12.47	(14.62)	16,115	1.80	1.17	64.84
June 30, 2007	14.72	.13	3.88	4.01	(.35)	(1.13)	—	(1.48)	—	—	17.25	28.47	22,173	1.84	.83	105.32
June 30, 2006	11.61	.16 [f]	3.04	3.20	(.09)	—	—	(.09)	—	—	14.72	27.67	17,889	1.89 [f]	1.15 [f]	94.24

Class R
June 30, 2010	$7.58	.14	.06	.20	(.01)	—	—	(.01)	—	.01 [g]	$7.78	2.80	$1,928	1.72	1.58	87.09
June 30, 2009	12.40	.17	(4.91)	(4.74)	(.11)	—	— [b]	(.11)	—	.03 [h,i]	7.58	(37.90)	2,057	1.59	2.14	91.69
June 30, 2008	17.21	.26	(2.52)	(2.26)	(.33)	(2.22)	—	(2.55)	—	—	12.40	(14.43)	2,835	1.55	1.81	64.84
June 30, 2007	14.72	.23	3.82	4.05	(.43)	(1.13)	—	(1.56)	—	—	17.21	28.78	1,440	1.59	1.46	105.32
June 30, 2006	11.63	.26 [f]	2.98	3.24	(.15)	—	—	(.15)	—	—	14.72	28.03	433	1.64 [f]	1.89 [f]	94.24

Class Y
June 30, 2010	$7.69	.16	.10	.26	(.05)	—	—	(.05)	—	.01 [g]	$7.91	3.45	$4,168	1.22	1.79	87.09
June 30, 2009	12.61	.22	(5.01)	(4.79)	(.16)	—	— [b]	(.16)	—	.03 [h,i]	7.69	(37.62)	31,021	1.09	2.70	91.69
June 30, 2008	17.44	.31	(2.53)	(2.22)	(.39)	(2.22)	—	(2.61)	—	—	12.61	(14.02)	42,488	1.05	2.11	64.84
June 30, 2007	14.86	.23	3.95	4.18	(.47)	(1.13)	—	(1.60)	—	—	17.44	29.44	19,229	1.09	1.46	105.32
June 30, 2006	11.71	.25 [f]	3.09	3.34	(.19)	—	—	(.19)	—	—	14.86	28.69	19,638	1.14 [f]	1.86 [f]	94.24

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2010	0.06%

June 30, 2009	0.17

June 30, 2008	<0.01

June 30, 2007	0.01

June 30, 2006	0.04

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

g Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

i Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to $0.02 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/10

Note 1: Significant accounting policies

Putnam International Value Fund (the fund), formerly known as Putnam International Growth and Income Fund, is a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC., believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from July 1, 2009 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average contract amount of approximately 1,961 on purchased options contracts for the reporting period.

See Note 3 for the volume of written options contracts activity for the reporting period.

The fund had an average contract amount of approximately 2 on futures contracts for the reporting period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $208,900,000 on forward currency contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $80,514 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $932,536 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $256,679.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $6,390,635. The fund received cash collateral of $6,692,200 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank AG, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2010, the fund had a capital loss carryover of $332,989,581 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$154,357,123	June 30, 2017

178,632,458	June 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2011 approximately $263,851 of losses recognized during the period November 1, 2009 to June 30, 2010.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, restitution payments, Tax dividend adjustments and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,561,624 to decrease undistributed net investment income and $1,944,131 to increase paid-in-capital, with a decrease to accumulated net realized losses of $617,493.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,064,214
Unrealized depreciation	(29,960,802)

Net unrealized depreciation	(16,896,588)
Undistributed ordinary income	3,562,662
Capital loss carryforward	(332,989,581)
Post-October loss	(263,851)
Cost for federal income tax purposes	$282,993,684

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.85% of the first $5 billion, 0.80% of the next $5 billion, 0.75% of the next $10 billion, 0.70% of the next $10 billion, 0.65% of the next $50 billion, 0.63% of the next $50 billion, 0.62% of the next $100 billion, and 0.615% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. LargeMidCap Value Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $ 500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the reporting period, the fund’s expenses were reduced by $80,089 as a result of this limit.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.712% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $138,778 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $1,725,299 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $536,275 (exclusive of the initial payment) from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $309 under the expense offset arrangements and by $27,616 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $237, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments,

LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,236 and $265 from the sale of class A and class M shares, respectively, and received $26,760 and $381 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $69 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $290,472,417 and $398,622,783, respectively. There were no purchases or sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding
at beginning of the reporting period	216,612	$248,064

Options opened	—	—
Options exercised	—	—
Options expired	(216,612)	(248,064)
Options closed	—	—

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 6/30/10		Year ended 6/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	2,207,210	$19,930,530	4,928,118	$41,148,891

Shares issued in connection with
reinvestment of distributions	99,365	916,136	750,993	5,317,029

	2,306,575	20,846,666	5,679,111	46,465,920

Shares repurchased	(9,560,235)	(85,757,361)	(30,161,732)	(242,432,350)

Net decrease	(7,253,660)	$(64,910,695)	(24,482,621)	$(195,966,430)

	Year ended 6/30/10		Year ended 6/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	152,756	$1,365,473	395,654	$3,101,088

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	152,756	1,365,473	395,654	3,101,088

Shares repurchased	(1,547,766)	(13,703,076)	(4,417,027)	(36,393,562)

Net decrease	(1,395,010)	$(12,337,603)	(4,021,373)	$(33,292,474)

	Year ended 6/30/10		Year ended 6/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	85,748	$778,583	227,002	$1,866,790

Shares issued in connection with
reinvestment of distributions	—	—	4,486	31,714

	85,748	778,583	231,488	1,898,504

Shares repurchased	(479,226)	(4,234,031)	(1,323,111)	(10,412,490)

Net decrease	(393,478)	$(3,455,448)	(1,091,623)	$(8,513,986)

	Year ended 6/30/10		Year ended 6/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	26,719	$240,668	79,448	$643,288

Shares issued in connection with
reinvestment of distributions	—	—	5,022	35,708

	26,719	240,668	84,470	678,996

Shares repurchased	(156,254)	(1,399,359)	(657,540)	(5,315,854)

Net decrease	(129,535)	$(1,158,691)	(573,070)	$(4,636,858)

	Year ended 6/30/10		Year ended 6/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	97,944	$866,947	137,656	$1,062,424

Shares issued in connection with
reinvestment of distributions	373	3,398	3,273	22,940

	98,317	870,345	140,929	1,085,364

Shares repurchased	(121,968)	(1,089,426)	(98,161)	(788,131)

Net increase (decrease)	(23,651)	$(219,081)	42,768	$297,233

	Year ended 6/30/10		Year ended 6/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	385,608	$3,253,109	5,169,386	$36,515,258

Shares issued in connection with
reinvestment of distributions	3,055	28,227	91,954	651,952

	388,663	3,281,336	5,261,340	37,167,210

Shares repurchased	(3,894,390)	(35,729,284)	(4,598,226)	(33,658,040)

Net increase (decrease)	(3,505,727)	$(32,447,948)	663,114	$3,509,170

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,923,481	Payables	$1,717,650

Total		$1,923,481		$1,717,650

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$—	$(1,837,195)	$(1,837,195)

Equity contracts	248,064	18,883	148,746	—	415,693

Total	$248,064	$18,883	$148,746	$(1,837,195)	$(1,421,502)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$1,119,857	$1,119,857

Equity contracts	(97,913)	(4,885)	—	(102,798)

Total	$(97,913)	$(4,885)	$1,119,857	$1,017,059

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,109 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $123,363,790 and $131,727,480, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $11,769,868 or $0.36 per share (for all classes of shares). Taxes paid to foreign countries were $905,265 or $0.03 per share (for all classes of shares).

The fund designated 2.14% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended June 30, 2010, the fund hereby designates 100.0%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended June 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,419 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

January 15, 2010 meeting

At the meeting, each of the nominees for Trustees was elected, with all the funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan**	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

** Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

November 19, 2009 meeting

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

22,943,165	945,349	737,412	6,543,883

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

22,939,291	911,238	775,397	6,543,883

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

22,867,896	995,860	762,170	6,543,883

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP (a privately held
energy, ranching, and
commercial real
estate company)

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a
decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997–2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk,
Managing Director, Putnam Investments	Assistant Treasurer and Proxy Manager
Since 2005
James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector*	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Janet C. Smith
Putnam Investment	John A. Hill, Chairman	Vice President, Principal
Management, LLC	Jameson A. Baxter,	Accounting Officer and
One Post Office Square	Vice Chairman	Assistant Treasurer
Boston, MA 02109	Ravi Akhoury
	Barbara M. Baumann	Susan G. Malloy
Investment Sub-Manager	Charles B. Curtis	Vice President and
Putnam Investments Limited	Robert J. Darretta	Assistant Treasurer
57–59 St James’s Street	Myra R. Drucker
London, England SW1A 1LD	Paul L. Joskow	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	W. Thomas Stephens
Boston, MA 02109	Richard B. Worley	Francis J. McNamara, III
Vice President and
Marketing Services	Officers	Chief Legal Officer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	Chief Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive	Mark C. Trenchard
and Trust Company	Officer, Treasurer and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Legal Counsel
Ropes & Gray LLP	Steven D. Krichmar	Judith Cohen
	Vice President and	Vice President, Clerk and
Independent Registered	Principal Financial Officer	Assistant Treasurer
Public Accounting Firm
PricewaterhouseCoopers LLP		Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN024 262399 8/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2010	$62,375	$--	$8,131	$458*
June 30, 2009	$90,790	$--	$8,828	$869*

* Includes fees of $458 and $869 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2010 and June 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2010 and June 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $382,748 and $476,522 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30, 2010	$ -	$ 218,107	$ -	$ -
June 30, 2009	$ -	$ 400,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: July 1, 2009 — June 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Annual report
6 | 30 | 10

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam Small Cap Growth Fund

Annual report 6 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Federal tax information	45

Shareholder meeting results	45

About the Trustees	46

Officers	48

Message from the Trustees

Dear Fellow Shareholder:

A number of developments weighed on U.S. and global markets in the second quarter. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility.

Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The fund’s manager looks for small companies that she believes have the potential to grow and prosper, at which point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects. In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering these “diamonds in the rough.”

The fund’s manager works closely with Putnam’s analysts to uncover investment opportunities across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has a variety of resources to help identify the companies that might grow into “mighty oaks.”

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those believed to offer growth potential.

Quality The manager evaluates high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund’s holdings have spanned many sectors and industries over time.

Performance snapshot

Annualized total return (%) comparison as of 6/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your fund’s portfolio manager

Pam Gao

Pam, how did Putnam Small Cap Growth Fund perform for the 12-month period?

I am pleased to report that the fund’s class A shares delivered a solid return for the period, gaining 19.76% as the stock market became increasingly more volatile. The fund also outperformed its benchmark, the Russell 2000 Growth Index, which returned 17.96%, and the average return of its peer group, Lipper Small-Cap Growth Funds, which was 19.13%.

Tell us about market conditions during this fiscal year.

When the fiscal year began in July 2009, the types of high-quality, small-company stocks we target for the fund had been struggling. The best performers had been stocks of lower-quality companies, including highly speculative — and in some cases, nearly bankrupt — businesses whose stocks had fallen tremendously. Once investors realized that the worst of the economic downturn was likely behind us, they turned to these beaten-down stocks first.

This is a hallmark of a major bottoming process, one that generally runs its course in two or three quarters, after which high-quality growth stocks retake the lead. This is exactly what happened; conditions reversed, and stocks of companies with higher-quality ratings and fundamental business strength began to outperform their lower-quality counterparts. Throughout most of the fiscal year, stocks overall delivered strong performance, continuing the extraordinary surge that began on the heels of the severe global economic downturn.

In late April 2010, however, volatility returned to the market in full force. A major cause of concern for investors was a debt crisis in Greece that led to broader worries about debt issues in other European Union countries.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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This, along with general concerns about the overall economy, led to a market correction.

In the final three months of the fund’s fiscal year, the overall stock market, as measured by the S&P 500 Index, declined nearly 12%, closing at its lowest point since late 2009. Small-cap growth stocks fared slightly better; the Russell 2000 Growth Index declined 9.22% during the three-month period.

What helped the fund outperform its benchmark and peers for the fiscal year?

Three sectors that were particularly strong for the fund were technology, consumer cyclicals, and health care. Consumer cyclical stocks had declined considerably as consumer spending weakened, and health-care stocks felt the effects of the debate and uncertainty surrounding health-care reform.

During the period, however, as investors grew more optimistic about the prospects for the consumer sector and gained more clarity about health-care reform legislation, stocks in these sectors rebounded aggressively. Many were among the top performers for the fund’s fiscal year.

What were some stocks that contributed to performance?

One notable contributor to performance for the fiscal year was the stock of ArvinMeritor, a supplier of components for the commercial vehicle, transportation, and industrial sectors. Its products include axles, undercarriages, braking systems, and door systems. ArvinMeritor’s sales have surged as the economy recovered, and the company recently exceeded expectations and reported a profit for its second quarter. Many investors are optimistic that auto sales will rise in the year ahead, which should be beneficial for suppliers such as ArvinMeritor, which remained in the portfolio at the close of the period.

Another top contributor was Oshkosh, which designs and manufactures specialty vehicles, such as emergency vehicles and defense trucks. The fund’s position in this stock was built partly in anticipation that Oshkosh would be awarded a massive government contract to produce armored vehicles for the war effort. At the same time, we believed the diversity of Oshkosh’s businesses would enable it to maintain its strength should the contract go to a competitor.

Allocations are represented as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

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“Throughout most of the fiscal year, stocks overall delivered strong perfor- mance, continuing the extraordinary surge that began on the heels of the severe global economic downturn.”

Pam Gao

In the end, Oshkosh was awarded the contract, and its stock outperformed considerably. By the close of the period, we had sold the fund’s position in Oshkosh to take profits and shift assets to areas we thought had stronger growth prospects.

As I mentioned, health-care was a strong area for the fund, and one portfolio highlight was SXC Health Solutions, a pharmacy benefit manager [PBM]. PBMs administer drug benefit programs for employers and health insurance carriers, and have benefited from efforts to lower health-care costs.

Other strong performers within health care were NxStage Medical, a medical device company, and Nabi Biopharmaceuticals, which specializes in developing vaccines for nicotine addiction and bacterial infections.

Also within the consumer and health-care sectors, two notable contributors are being acquired by larger companies, which helped to boost their stock performance. One was Dollar Thrifty Automotive Group, an auto-rental company whose brands include Dollar Rent A Car and Thrifty Car Rental, which have more than 1,500 locations worldwide. The company expanded considerably in 2010, opening a number of new locations at airports and car dealerships. In April, it was announced that the company’s larger competitor, Hertz, had offered to buy Dollar Thrifty, which would make Hertz the second-largest car rental company in the United States. By the close of the period, we had sold the fund’s position in Dollar Thrifty.

In addition, shortly after the close of the period, fund holding ev3, a U.S.-based medical device company specializing in the treatment of vascular diseases, was acquired by Covidien, an Ireland-based developer, manufacturer, and seller of health-care products. ev3 was no longer in the portfolio at the close of the period.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

iShares Russell 2000 Growth Index Fund (2.1%)	Investment companies	Miscellaneous
Cavium Networks, Inc. (2.0%)	Technology	Electronics
Synchronoss Technologies, Inc. (1.9%)	Technology	Computers
AerCap Holdings NV (Netherlands) (1.8%)	Financials	Financial
Bruker BioSciences Corp. (1.4%)	Health care	Medical technology
LivePerson, Inc. (1.4%)	Technology	Technology services
Iridium Communications, Inc. (1.3%)	Communication services	Telecommunications
ArvinMeritor, Inc. (1.3%)	Consumer cyclicals	Automotive
Avis Budget Group, Inc. (1.3%)	Consumer staples	Consumer services
TAL International Group, Inc. (1.2%)	Transportation	Transportation

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/10. Short-term holdings are excluded. Holdings will vary over time.

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Which holdings detracted from returns?

ADC Telecommunications, a provider of broadband communications network infrastructure, was one of the top detractors for the period. Its stock struggled as the buildout of broadband to homes slowed and competition for subscribers intensified with the growth of the smartphone market. This stock was sold from the portfolio before the midpoint of the fund’s fiscal year.

Some stocks in the retail sector dampened fund performance, including Pacific Sunwear of California. Despite a new management team’s attempt to revive sales and earnings, the business continued to struggle. This stock was no longer in the portfolio at the close of the fiscal year.

ENGlobal also detracted from the fund’s fiscal year returns. The company provides engineering and professional services, primarily to businesses in the energy sector. ENGlobal has felt the effects of the global economic downturn and was hurt by a competitive pricing environment and a decline in energy-related product spending in the United States. The fund no longer held a position in ENGlobal at the close of the fiscal year.

Also among the detractors for the year was Vocus, a provider of on-demand software for public relations management, and Lindsay, a manufacturer of irrigation equipment for the agriculture industry as well as road safety equipment such as crash barriers and movable medians. By the close of the period, the stock of Vocus was no longer in the portfolio.

In which sectors or industries are you finding attractive opportunities?

At the close of the fiscal year, the fund’s largest overweight sector positions were technology and transportation, where we are finding compelling growth ideas at attractive valuations. Stocks in the technology sector have struggled in recent months, but we believe earnings announcements may provide evidence of strong revenue streams for many technology companies.

What is your outlook for the markets and the fund?

We remain optimistic about investment opportunities across a number of sectors,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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but we believe stocks are unlikely to deliver returns as robust as those we saw over the past year. As uncertainty and a bit of turbulence has returned to the stock market, it is important to note that we remain focused on our disciplined investment strategy.

Our goal is to find small companies that have the potential to grow and prosper. Our process includes macroeconomic, market, and sector analysis. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows.

We examine each company’s financials, including its sales and earnings, and target those that we believe offer strong growth potential. Finally, we carefully consider how each stock is valued, seeking those with valuations we consider attractive relative to the company’s long-term potential.

Thank you, Pam, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. She has been in the investment industry since she originally joined Putnam in 2000.

IN THE NEWS

The International Monetary Fund (IMF) recently boosted its forecast for global growth this year to 4.6%, up from 4.2% projected in April. The world’s economy grew strongly during the first half of 2010, propelled by rapid growth in Asia, including 11% GDP growth in China. Western economies maintained a modest, but steady recovery. Despite the positive trend, the IMF warned that risks to further growth have risen and that there have been setbacks in progress toward global financial stability. Government debt loads in Europe, notably in Greece, Portugal, and Spain, were particularly troublesome, in the agency’s view.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.45%	7.93%	7.64%	7.64%	7.64%	7.64%	7.92%	7.61%	8.18%	8.60%

10 years	–22.72	–27.16	–28.29	–28.29	–28.34	–28.34	–26.41	–28.97	–24.54	–21.39
Annual average	–2.54	–3.12	–3.27	–3.27	–3.28	–3.28	–3.02	–3.36	–2.78	–2.38

5 years	–18.15	–22.86	–21.15	–22.35	–21.21	–21.21	–20.15	–22.94	–19.10	–17.05
Annual average	–3.93	–5.06	–4.64	–4.93	–4.66	–4.66	–4.40	–5.08	–4.15	–3.67

3 years	–35.35	–39.07	–36.80	–38.43	–36.84	–36.84	–36.31	–38.53	–35.81	–34.86
Annual average	–13.53	–15.22	–14.18	–14.93	–14.20	–14.20	–13.96	–14.97	–13.74	–13.31

1 year	19.76	12.85	18.86	13.86	18.77	17.77	19.16	14.97	19.43	20.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $7,171 and $7,166, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $7,103 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $7,546 and $7,861, respectively.

Comparative index returns For periods ended 6/30/10

		Lipper Small-Cap Growth Funds
	Russell 2000 Growth Index	category average*

Annual average (life of fund)	1.79%	3.88%

10 years	–15.96	–1.96
Annual average	–1.72	–0.81

5 years	5.82	1.91
Annual average	1.14	0.23

3 years	–20.95	–23.56
Annual average	–7.54	–8.71

1 year	17.96	19.13

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/10, there were 534, 469, 394, 218, and 153 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/09	$11.44	$12.14	$10.71	$10.71	$10.96	$11.36	$11.27	$11.63

6/30/10	13.70	14.54	12.73	12.72	13.06	13.53	13.46	13.97

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 6/30/09*†	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Total annual operating expenses for the fiscal year
ended 6/30/09†	1.79%	2.54%	2.54%	2.29%	2.04%	1.54%

Annualized expense ratio for the six-month period
ended 6/30/10‡	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† Annual operating expenses have been revised to reflect projected expenses based on a new expense arrangement and the fund’s 6/30/09 asset level.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from January 1, 2010, to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.69	$10.34	$10.34	$9.13	$7.91	$5.48

Ending value (after expenses)	$970.30	$966.60	$966.60	$968.10	$969.70	$972.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2010, use the following calculation method. To find the value of your investment on January 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.85	$10.59	$10.59	$9.35	$8.10	$5.61

Ending value (after expenses)	$1,018.00	$1,014.28	$1,014.28	$1,015.52	$1,016.76	$1,019.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds,

15

complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 48th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 1st percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family

16

of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s

17

performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	83rd

Three-year period	92nd

Five-year period	91st

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 540, 472 and 397 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for each of the one-year, three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including that in May 2010, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

18

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

19

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2010, Putnam employees had approximately $302,000,000 and the Trustees had approximately $56,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “fund”) at June 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts August 12, 2010

22

The fund’s portfolio 6/30/10

COMMON STOCKS (96.9%)*	Shares	Value

Advertising and marketing services (0.4%)
Nu Skin Enterprises, Inc. Class A	17,700	$441,261

		441,261
Aerospace and defense (1.2%)
AAR CORP. †	26,900	450,306

Sturm Ruger & Co., Inc.	59,500	852,635

		1,302,941
Agriculture (0.6%)
Andersons, Inc. (The)	19,300	628,987

		628,987
Airlines (1.5%)
Alaska Air Group, Inc. †	15,800	710,210

Republic Airways Holdings, Inc. †	64,400	393,484

US Airways Group, Inc. † S	69,300	596,673

		1,700,367
Automotive (1.3%)
ArvinMeritor, Inc. † S	110,100	1,442,310

		1,442,310
Basic materials (0.3%)
Metabolix, Inc. †	22,200	317,682

		317,682
Biotechnology (6.8%)
Alexion Pharmaceuticals, Inc. †	11,300	578,447

Amylin Pharmaceuticals, Inc. †	19,300	362,840

Auxilium Pharmaceuticals, Inc. †	26,600	625,100

Dendreon Corp. †	19,000	614,270

Exelixis, Inc. †	90,400	313,688

Human Genome Sciences, Inc. †	17,400	394,284

Momenta Pharmaceuticals, Inc. †	36,400	446,264

Nabi Biopharmaceuticals †	193,698	1,053,717

Orexigen Therapeutics, Inc. † S	69,162	290,480

Sequenom, Inc. † S	63,600	375,876

Talecris Biotherapeutics Holdings Corp. †	45,500	960,050

United Therapeutics Corp. †	26,000	1,269,060

Viropharma, Inc. †	40,100	449,521

		7,733,597
Broadcasting (1.6%)
EchoStar Corp. Class A †	68,900	1,314,612

Knology, Inc. †	42,300	462,339

		1,776,951
Cable television (0.6%)
HSN, Inc. †	29,000	696,000

		696,000
Chemicals (2.4%)
Koppers Holdings, Inc.	32,900	739,592

Quaker Chemical Corp.	19,700	533,673

W.R. Grace & Co. †	66,000	1,388,640

		2,661,905
Coal (0.4%)
Walter Energy, Inc.	7,800	474,630

		474,630

23

COMMON STOCKS (96.9%)* cont.	Shares	Value

Commercial and consumer services (1.3%)
AMERCO †	8,800	$484,440

Emergency Medical Services Corp. Class A †	12,559	615,768

EZCORP, Inc. Class A †	16	297

Sotheby’s Holdings, Inc. Class A	15,700	359,059

		1,459,564
Communications equipment (1.8%)
ARRIS Group, Inc. †	46,200	470,778

F5 Networks, Inc. †	3,600	246,852

Plantronics, Inc.	47,400	1,355,640

		2,073,270
Computers (10.1%)
Acme Packet, Inc. †	22,600	607,488

ANSYS, Inc. †	12,800	519,296

Global Defense Technology & Systems, Inc. †	48,601	620,635

Ixia †	46,700	401,153

Magma Design Automation, Inc. † S	119,200	338,528

National Instruments Corp.	24,000	762,720

Netezza Corp. †	62,500	855,000

Network Engines, Inc †	99,588	269,883

Polycom, Inc. †	44,400	1,322,676

Quest Software, Inc. † S	65,900	1,188,836

Silicon Graphics International Corp. †	144,000	1,019,520

SXC Health Solutions Corp. †	6,900	505,425

Synchronoss Technologies, Inc. †	113,800	2,158,786

VeriFone Systems, Inc. †	25,000	473,250

Xyratex, Ltd. (Bermuda) †	27,600	390,540

		11,433,736
Consumer finance (1.3%)
Cardtronics, Inc. †	32,200	417,312

Dollar Financial Corp. † S	35,500	702,545

Nelnet, Inc. Class A	20,200	389,456

		1,509,313
Consumer goods (0.3%)
hhgregg, Inc. †	15,400	359,128

		359,128
Consumer services (1.8%)
Avis Budget Group, Inc. †	145,200	1,425,864

WebMD Health Corp. Class A †	13,200	612,876

		2,038,740
Electrical equipment (1.0%)
American Science & Engineering, Inc.	8,900	678,269

II-VI, Inc. †	14,800	438,524

		1,116,793
Electronics (6.9%)
Cavium Networks, Inc. † S	85,800	2,247,102

DDi Corp. †	31,100	234,183

Integrated Device Technology, Inc. †	87,800	434,610

Integrated Silicon Solutions, Inc. †	78,100	588,874

Multi-Fineline Electronix, Inc. †	15,200	379,392

PMC - Sierra, Inc. †	78,200	588,064

24

COMMON STOCKS (96.9%)* cont.	Shares	Value

Electronics cont.
Rubicon Technology, Inc. †	14,400	$428,976

Sanmina-SCI Corp. †	59,600	811,156

Silicon Laboratories, Inc. †	29,500	1,196,520

Skyworks Solutions, Inc. †	28,200	473,478

TTM Technologies, Inc. †	47,100	447,450

		7,829,805
Energy (oil field) (1.6%)
Cal Dive International, Inc. †	62,200	363,870

Natural Gas Services Group, Inc. †	24,100	364,633

Oceaneering International, Inc. †	10,300	462,470

TETRA Technologies, Inc. †	64,300	583,844

		1,774,817
Engineering and construction (0.3%)
EMCOR Group, Inc. †	16,200	375,354

		375,354
Financial (2.6%)
AerCap Holdings NV (Netherlands) †	197,807	2,053,237

BGC Partners, Inc. Class A	179,700	918,267

		2,971,504
Forest products and packaging (0.8%)
Boise, Inc. †	89,100	489,159

KapStone Paper and Packaging Corp. †	33,700	375,418

		864,577
Gaming and lottery (0.2%)
Isle of Capri Casinos, Inc. † S	24,700	228,722

		228,722
Health-care services (3.6%)
Charles River Laboratories International, Inc. †	20,000	684,200

Continucare Corp. †	114,000	381,900

Gentiva Health Services, Inc. †	18,500	499,685

Health Management Associates, Inc. Class A †	119,300	926,961

HealthSouth Corp. †	28,700	536,977

Magellan Health Services, Inc. †	13,900	504,848

Providence Service Corp. (The) †	24,500	343,000

Sciclone Pharmaceuticals, Inc. † S	73,500	195,510

		4,073,081
Homebuilding (—%)
Standard Pacific Corp. †	5,581	18,585

		18,585
Household furniture and appliances (0.4%)
Tempur-Pedic International, Inc. †	16,100	495,075

		495,075
Investment banking/Brokerage (0.9%)
Evercore Partners, Inc. Class A	13,500	315,225

Och-Ziff Capital Management Group Class A	41,700	525,003

Rodman & Renshaw Capital Group, Inc. †	68,100	194,766

		1,034,994
Machinery (1.9%)
DXP Enterprises, Inc. †	36,400	569,660

Lindsay Corp. S	34,100	1,080,629

NACCO Industries, Inc. Class A	5,100	452,676

		2,102,965

25

COMMON STOCKS (96.9%)* cont.	Shares	Value

Manufacturing (2.6%)
Polypore International, Inc. †	27,800	$632,172

Smith (A.O.) Corp.	10,700	515,633

Standex International Corp.	15,700	397,995

TriMas Corp. †	68,600	775,866

Trinity Industries, Inc.	31,900	565,268

		2,886,934
Medical technology (4.6%)
AGA Medical Holdings, Inc. †	22,752	288,723

Bruker BioSciences Corp. †	131,800	1,602,688

Cooper Companies, Inc. (The)	18,400	732,136

Medical Action Industries, Inc. †	21,300	255,387

NxStage Medical, Inc. †	75,800	1,124,872

OraSure Technologies, Inc. †	108,400	501,892

Thoratec Corp. †	16,700	713,591

		5,219,289
Metal fabricators (0.6%)
Haynes International, Inc.	20,400	628,932

		628,932
Metals (0.9%)
Horsehead Holding Corp. †	78,200	591,192

Thompson Creek Metals Co., Inc. (Canada) †	52,500	455,700

		1,046,892
Oil and gas (2.9%)
Concho Resources, Inc. †	19,000	1,051,270

Petroquest Energy, Inc. †	29,743	201,063

Rosetta Resources, Inc. †	61,800	1,224,258

Stone Energy Corp. †	39,800	444,168

W&T Offshore, Inc. S	41,609	393,621

		3,314,380
Pharmaceuticals (2.6%)
Hi-Tech Pharmacal Co., Inc. †	24,800	568,168

Impax Laboratories, Inc. †	35,000	667,100

Jazz Pharmaceuticals, Inc. †	61,499	481,537

Medicis Pharmaceutical Corp. Class A	22,000	481,360

Salix Pharmaceuticals, Ltd. †	15,814	617,220

Somaxon Pharmaceuticals, Inc. † S	50,200	180,720

		2,996,105
Publishing (0.7%)
Scholastic Corp.	31,300	754,956

		754,956
Real estate (0.3%)
Chimera Investment Corp. R	99,800	360,278

		360,278
Restaurants (2.3%)
AFC Enterprises †	65,400	595,140

Domino’s Pizza, Inc. †	98,100	1,108,530

Papa John’s International, Inc. †	25,700	594,184

Ruth’s Hospitality Group, Inc. †	81,600	341,088

		2,638,942
Retail (6.2%)
Aeropostale, Inc. †	29,900	856,336

Big 5 Sporting Goods Corp.	31,000	407,340

26

COMMON STOCKS (96.9%)* cont.	Shares	Value

Retail cont.
Big Lots, Inc. †	24,400	$782,996

Dillards, Inc. Class A S	16,200	348,300

DSW, Inc. Class A †	23,000	516,580

Jo-Ann Stores, Inc. †	19,385	727,131

Kirkland’s, Inc. †	23,300	393,188

OfficeMax, Inc. †	102,500	1,338,650

Talbots, Inc. (The) †	26,400	272,184

Tractor Supply Co.	10,600	646,282

Wolverine World Wide, Inc.	30,590	771,480

		7,060,467
Schools (1.1%)
Corinthian Colleges, Inc. †	41,300	406,805

Lincoln Educational Services Corp. †	40,100	825,659

		1,232,464
Semiconductor (1.7%)
ATMI, Inc. †	23,900	349,896

Entegris, Inc. †	114,000	452,580

Veeco Instruments, Inc. † S	33,900	1,162,092

		1,964,568
Shipping (1.1%)
CAI International, Inc. †	50,800	604,520

Wabtec Corp.	15,700	626,273

		1,230,793
Software (3.5%)
Mantech International Corp. Class A †	24,600	1,047,222

MedAssets, Inc. †	48,200	1,112,456

Omnicell, Inc. †	68,700	803,103

TIBCO Software, Inc. † S	85,100	1,026,306

		3,989,087
Technology services (3.5%)
Global Sources, Ltd. (Bermuda) † S	83,400	653,856

Health Grades, Inc. †	104,800	628,800

Infospace, Inc. †	45,800	344,416

LivePerson, Inc. †	229,300	1,572,998

Mercury Computer Systems, Inc. †	29,892	350,633

Unisys Corp. †	22,650	418,798

		3,969,501
Telecommunications (4.3%)
ADTRAN, Inc. S	17,900	488,133

Aruba Networks, Inc. †	90,400	1,287,296

Iridium Communications, Inc. † S	149,937	1,505,367

j2 Global Communications, Inc. †	27,600	602,784

Loral Space & Communications, Inc. †	14,000	598,080

NeuStar, Inc. Class A †	18,800	387,656

		4,869,316
Textiles (1.2%)
Perry Ellis International, Inc. †	45,708	923,302

UniFirst Corp.	11,000	484,220

		1,407,522
Tire and rubber (0.4%)
Cooper Tire & Rubber	22,400	436,800

		436,800

27

COMMON STOCKS (96.9%)* cont.	Shares	Value

Transportation (1.8%)
Fly Leasing, Ltd. ADR (Ireland)	64,100	$660,230

TAL International Group, Inc.	62,600	1,406,622

		2,066,852
Transportation services (0.7%)
HUB Group, Inc. Class A †	25,000	750,250

		750,250

Total common stocks (cost $100,277,011)		$109,760,982

INVESTMENT COMPANIES (2.1%)*	Shares	Value

iShares Russell 2000 Growth Index Fund	35,500	$2,363,590

Total investment companies (cost $2,553,160)		$2,363,590

SHORT-TERM INVESTMENTS (13.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11% [e]	3,807,114	$3,807,114

Short-term investments held as collateral for loaned
securities with yields ranging from 0.01% to 0.10% and a
due date of July 1, 2010 [d]	$11,687,971	11,687,960

Total short-term investments (cost $15,495,074)		$15,495,074

TOTAL INVESTMENTS

Total investments (cost $118,325,245)		$127,619,646

Key to holding’s abbreviations

ADR       American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2009 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $113,285,773.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

28

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,520,043	$—	$—

Capital goods	8,413,919	—	—

Communication services	5,565,316	—	—

Consumer cyclicals	15,522,213	—	—

Consumer staples	6,269,274	—	—

Energy	5,563,827	—	—

Financial	5,876,089	—	—

Health care	20,022,072	—	—

Technology	31,259,967	—	—

Transportation	5,748,262	—	—

Total common stocks	109,760,982	—	—

Investment companies	2,363,590	—	—

Short-term investments	3,807,114	11,687,960	—

Totals by level	$115,931,686	$11,687,960	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

29

Statement of assets and liabilities 6/30/10

ASSETS

Investment in securities, at value, including $11,335,906 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $114,518,131)	$123,812,532
Affiliated issuers (identified cost $3,807,114) (Note 6)	3,807,114

Dividends, interest and other receivables	54,458

Receivable for shares of the fund sold	128,017

Receivable for investments sold	815,716

Total assets	128,617,837

LIABILITIES

Payable for investments purchased	1,247,067

Payable for shares of the fund repurchased	2,124,706

Payable for compensation of Manager (Note 2)	64,225

Payable for investor servicing fees (Note 2)	19,043

Payable for custodian fees (Note 2)	6,532

Payable for Trustee compensation and expenses (Note 2)	55,623

Payable for administrative services (Note 2)	414

Payable for distribution fees (Note 2)	81,818

Collateral on securities loaned, at value (Note 1)	11,687,960

Other accrued expenses	44,676

Total liabilities	15,332,064

Net assets	$113,285,773

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$225,733,045

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(121,741,673)

Net unrealized appreciation of investments	9,294,401

Total — Representing net assets applicable to capital shares outstanding	$113,285,773

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($90,416,768 divided by 6,599,522 shares)	$13.70

Offering price per class A share (100/94.25 of $13.70)*	$14.54

Net asset value and offering price per class B share ($4,020,181 divided by 315,761 shares)**	$12.73

Net asset value and offering price per class C share ($5,266,409 divided by 413,928 shares)**	$12.72

Net asset value and redemption price per class M share ($1,149,028 divided by 87,972 shares)	$13.06

Offering price per class M share (100/96.50 of $13.06)*	$13.53

Net asset value, offering price and redemption price per class R share
($5,354,758 divided by 397,883 shares)	$13.46

Net asset value, offering price and redemption price per class Y share
($7,078,629 divided by 506,861 shares)	$13.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Year ended 6/30/10

INVESTMENT INCOME

Dividends	$813,736

Interest (including interest income of $3,111 from investments in affiliated issuers) (Note 6)	3,111

Securities lending	122,383

Total investment income	939,230

EXPENSES

Compensation of Manager (Note 2)	1,096,234

Investor servicing fees (Note 2)	477,798

Custodian fees (Note 2)	12,061

Trustee compensation and expenses (Note 2)	10,950

Administrative services (Note 2)	6,213

Distribution fees — Class A (Note 2)	264,725

Distribution fees — Class B (Note 2)	60,563

Distribution fees — Class C (Note 2)	62,447

Distribution fees — Class M (Note 2)	9,369

Distribution fees — Class R (Note 2)	29,031

Other	194,066

Fees waived and reimbursed by Manager (Note 2)	(269,824)

Total expenses	1,953,633

Expense reduction (Note 2)	(33,283)

Net expenses	1,920,350

Net investment loss	(981,120)

Net realized gain on investments (Notes 1 and 3)	25,466,436

Net realized loss on foreign currency transactions (Note 1)	(8,743)

Net realized gain on written options (Notes 1 and 3)	479,643

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(516)

Net unrealized appreciation of investments and written options during the year	870,112

Net gain on investments	26,806,932

Net increase in net assets resulting from operations	$25,825,812

The accompanying notes are an integral part of these financial statements.

31

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 6/30/10	Year ended 6/30/09

Operations:
Net investment loss	$(981,120)	$(1,679,182)

Net realized gain (loss) on investments and
foreign currency transactions	25,937,336	(99,444,312)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	869,596	(9,270,621)

Net increase (decrease) in net assets resulting from operations	25,825,812	(110,394,115)

Redemption fees (Note 1)	9,662	22,698

Decrease from capital share transactions (Note 4)	(45,277,767)	(105,441,244)

Total decrease in net assets	(19,442,293)	(215,812,661)

NET ASSETS

Beginning of year	132,728,066	348,540,727

End of year	$113,285,773	$132,728,066

The accompanying notes are an integral part of these financial statements.

32

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33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	realized gain on	From return	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss)[a]	investments	operations	investments	of capital	distributions	fees[b]	period	value (%)[c]	(in thousands)	(%)[d,e]	net assets (%)	turnover (%)

Class A
June 30, 2010	$11.44	(.09)	2.35	2.26	—	—	—	—	$13.70	19.76	$90,417	1.39	(.67)	113.54
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	11.44	(33.37)	106,055	1.47	(.79)	132.67
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	17.17	(18.98)	270,720	1.52	(.84)	138.44
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	—	(1.36)	—	24.46	14.93	393,876	1.54	(.94)	103.19
June 30, 2006	21.65	(.21) [f]	2.42	2.21	(1.28)	—	(1.28)	—	22.58	10.17	374,810	1.54 [f]	(.91) [f]	112.19

Class B
June 30, 2010	$10.71	(.17)	2.19	2.02	—	—	—	—	$12.73	18.86	$4,020	2.14	(1.38)	113.54
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	10.71	(33.89)	7,724	2.22	(1.55)	132.67
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	16.20	(19.57)	19,668	2.27	(1.60)	138.44
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	—	(1.36)	—	23.42	14.08	53,217	2.29	(1.70)	103.19
June 30, 2006	21.12	(.37) [f]	2.36	1.99	(1.28)	—	(1.28)	—	21.83	9.36	68,710	2.29 [f]	(1.67) [f]	112.19

Class C
June 30, 2010	$10.71	(.18)	2.19	2.01	—	—	—	—	$12.72	18.77	$5,266	2.14	(1.41)	113.54
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	10.71	(33.85)	5,859	2.22	(1.55)	132.67
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	16.19	(19.61)	12,965	2.27	(1.59)	138.44
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	—	(1.36)	—	23.42	14.14	21,447	2.29	(1.69)	103.19
June 30, 2006	21.12	(.37) [f]	2.35	1.98	(1.28)	—	(1.28)	—	21.82	9.31	21,678	2.29 [f]	(1.66) [f]	112.19

Class M
June 30, 2010	$10.96	(.15)	2.25	2.10	—	—	—	—	$13.06	19.16	$1,149	1.89	(1.16)	113.54
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	10.96	(33.70)	1,086	1.97	(1.30)	132.67
June 30, 2008	23.78	(.26)	(3.95)	(4.21)	(3.01)	(.03)	(3.04)	—	16.53	(19.39)	4,688	2.02	(1.34)	138.44
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	—	(1.36)	—	23.78	14.38	5,759	2.04	(1.43)	103.19
June 30, 2006	21.31	(.32) [f]	2.38	2.06	(1.28)	—	(1.28)	—	22.09	9.61	5,688	2.04 [f]	(1.42) [f]	112.19

Class R
June 30, 2010	$11.27	(.13)	2.32	2.19	—	—	—	—	$13.46	19.43	$5,355	1.64	(.92)	113.54
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	11.27	(33.51)	4,910	1.72	(1.05)	132.67
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	16.95	(19.17)	12,528	1.77	(1.08)	138.44
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	—	(1.36)	—	24.24	14.65	11,905	1.79	(1.18)	103.19
June 30, 2006	21.57	(.27) [f]	2.42	2.15	(1.28)	—	(1.28)	—	22.44	9.92	9,500	1.79 [f]	(1.17) [f]	112.19

Class Y
June 30, 2010	$11.63	(.06)	2.40	2.34	—	—	—	—	$13.97	20.12	$7,079	1.14	(.41)	113.54
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	11.63	(33.24)	7,094	1.22	(.55)	132.67
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	17.42	(18.77)	27,971	1.27	(.59)	138.44
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	—	(1.36)	—	24.71	15.28	34,532	1.29	(.69)	103.19
June 30, 2006	21.73	(.15) [f]	2.43	2.28	(1.28)	—	(1.28)	—	22.73	10.46	34,466	1.29 [f]	(.67) [f]	112.19

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

June 30, 2008	0.20

June 30, 2007	0.14

June 30, 2006	0.12

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 6/30/10

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Prior to December 1, 2009, class B shares had converted to class A shares after approximately six years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class  B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, the redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from July 1, 2009 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market

37

activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call

38

option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 67,008 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on futures contracts during the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $11,335,906. The fund received cash collateral of $11,687,960 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did

39

not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2010, the fund had a capital loss carryover of $121,407,653 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$75,702,563	June 30, 2017

45,705,090	June 30, 2018

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of straddle loss deferrals, net operating loss and losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $981,120 to decrease accumulated net investment loss and $992,339 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $11,219.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$18,143,339
Unrealized depreciation	(9,125,843)

Net unrealized appreciation	9,017,496
Capital loss carryforward	(121,407,653)
Cost for federal income tax purposes	$118,602,150

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.78% of the first $5 billion, 0.73% of the next $5 billion, 0.68% of the next $10 billion, 0.63% of the next $10 billion, 0.58% of the next $50 billion, 0.56% of the next $50 billion, 0.55% of the next $100 billion, and 0.545% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance

40

period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management had further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement was based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 and 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund. During the reporting period, the fund’s expenses were reduced by $65,052 as a result of the lower of the limits specified above.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $204,772 as a result of this limit.

Effective October 30, 2009, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $156 under the expense offset arrangements and by $33,127 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $95, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

41

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,337 and $220 from the sale of class A and class M shares, respectively, and received $13,939 and $321 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $147,155,451 and $195,435,998, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received
Written options outstanding at the
beginning of the reporting period	51,996	$80,875

Options opened	1,530,112	618,915
Options exercised	(297,123)	(75,694)
Options expired	(752,497)	(341,691)
Options closed	(532,488)	(282,405)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/10		Year ended 6/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	1,229,244	$16,945,837	2,481,616	$30,547,202

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,229,244	16,945,837	2,481,616	30,547,202

Shares repurchased	(3,898,171)	(53,145,331)	(8,978,166)	(105,444,703)

Net decrease	(2,668,927)	$(36,199,494)	(6,496,550)	$(74,897,501)

42

	Year ended 6/30/10		Year ended 6/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	71,719	$926,220	161,464	$1,918,294

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	71,719	926,220	161,464	1,918,294

Shares repurchased	(477,013)	(5,999,449)	(654,731)	(7,726,120)

Net decrease	(405,294)	$(5,073,229)	(493,267)	$(5,807,826)

	Year ended 6/30/10		Year ended 6/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	41,715	$542,862	105,103	$1,553,015

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	41,715	542,862	105,103	1,553,015

Shares repurchased	(175,056)	(2,278,723)	(358,683)	(4,496,325)

Net decrease	(133,341)	$(1,735,861)	(253,580)	$(2,943,310)

	Year ended 6/30/10		Year ended 6/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	14,738	$198,752	108,847	$1,287,510

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	14,738	198,752	108,847	1,287,510

Shares repurchased	(25,807)	(346,614)	(293,342)	(2,980,077)

Net decrease	(11,069)	$(147,862)	(184,495)	$(1,692,567)

	Year ended 6/30/10		Year ended 6/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	125,229	$1,710,242	176,202	$2,094,244

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	125,229	1,710,242	176,202	2,094,244

Shares repurchased	(163,132)	(2,211,104)	(479,565)	(6,623,849)

Net decrease	(37,903)	$(500,862)	(303,363)	$(4,529,605)

	Year ended 6/30/10		Year ended 6/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	176,540	$2,327,633	341,152	$4,351,824

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	176,540	2,327,633	341,152	4,351,824

Shares repurchased	(279,395)	(3,948,092)	(1,337,320)	(19,922,259)

Net decrease	(102,855)	$(1,620,459)	(996,168)	$(15,570,435)

43

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total

Equity contracts	$284,016	$284,016

Total	$284,016	$284,016

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total

Equity contracts	$(81,122)	$(81,122)

Total	$(81,122)	$(81,122)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,111 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $66,459,778 and $62,652,664, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

44

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all the funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan**	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

** Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,189,436	270,027	745,738	1,294,008

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,146,359	296,430	762,411	1,294,009

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,121,537	317,859	765,803	1,294,010

All tabulations are rounded to the nearest whole number.

45

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

46

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk,
Managing Director, Putnam Investments	Assistant Treasurer and Proxy Manager
Since 2005
James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Beth S. Mazor
Putnam Investment	Myra R. Drucker	Vice President
Management, LLC	Paul L. Joskow
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investment Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer,	BSA Compliance Officer
State Street Bank	Treasurer and
and Trust Company	Compliance Liaison	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Nancy E. Florek
Independent Registered		Vice President, Assistant Clerk,
Public Accounting Firm	Janet C. Smith	Assistant Treasurer and
PricewaterhouseCoopers LLP	Vice President, Principal	Proxy Manager
Accounting Officer and
Trustees	Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2010	$50,533	$--	$4,030	$162*
June 30, 2009	$68,676	$--	$4,558	$366*

* Includes fees of $162 and $366 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2010 and June 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2010 and June 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 378,351and $ 471,749 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30, 2010	$ -	$ 218,107	$ -	$ -
June 30, 2009	$ -	$ 400,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010